UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  August 4, 2005

Fastclick, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-51226	77-0540202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Olive Street
Santa Barbara, CA 93101

(Address of principal executive offices) (Zip Code)

(805) 568-5334

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On August 4, 2005, Fastclick, Inc. issued a press release and held a conference call regarding its financial results for the second quarter of 2005 ended June 30, 2005.  A copy of the press release and a copy of the transcript of the conference call are attached as Exhibits 99.1 and 99.2 to this report and are incorporated herein by this reference.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the ”Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01               Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release dated August 4, 2005.

99.2	Transcript of a Conference Call Conducted by Fastclick, Inc. on August 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 8, 2005	Fastclick, Inc.

	/s/	Fred J. Krupica
Fred J. Krupica
Chief Financial Officer